iShares®

iShares, Inc.

Supplement dated March 29, 2018

to the Summary Prospectus and Prospectus, each dated December 29, 2017, and

Statement of Additional Information (the “SAI”),

dated December 29, 2017 (as revised March 6, 2018),

for the iShares MSCI EM ESG Optimized ETF

(ESGE) (the “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Prospectus and SAI for the Fund.

The Board of Directors of iShares, Inc. has authorized the following stock split for the Fund at the ratio indicated below for shareholders of record as of the close of business on April 27, 2018, effective after the close of trading on May 1, 2018:

Fund Name	Ticker	Proposed Forward Split Ratio
iShares MSCI EM ESG Optimized ETF	ESGE	2 for 1

Shares of the Fund will begin trading on a split-adjusted basis on May 2, 2018.

If you have additional questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors or its affiliates.

IS-A-ESGE-032918

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